UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2016

Shire plc

_________________________________________________________________________

 (Exact name of registrant as specified in its charter)

Jersey, Channel Islands

_________________________________________________________________________

 (State or other jurisdiction of incorporation)

0-29630	98-0601486
(Commission File Number)	(IRS Employer Identification No.)

5 Riverwalk, Citywest Business Campus, Dublin

24, Republic of Ireland

_________________________________________________________________________

 (Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code +353 1 429 7700

_________________________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.f13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 28, 2016 the shareholders of Shire plc (the “Company”) adopted new Articles of Association (the “New Articles”) which amended the Company’s current Articles of Association (the “Old Articles”). The principal changes between the Old Articles and the New Articles are set out below.

1 Removal of references to the Scheme

Some changes were made to the Company’s Old Articles to reference events prior to, and following, the coming into effect of a scheme of arrangement implemented between Shire Biopharmaceuticals Holdings (previously known as Shire plc) (“Shire UK”) and its ordinary shareholders (as described in a circular sent to shareholders of Shire UK in April 2008 ) (the “Scheme”). Now that the Scheme has come into effect, these references are no longer required and so they are not included in the New Articles.

2 Bonus shares

In line with the requirements placed on UK incorporated companies under the Companies Act 2006, the New Articles except the issue of bonus shares from existing shareholders’ right of pre-emption in respect of the allotment of equity securities by the Company.

3 Commission and brokerage fees

The New Articles reflect a change under Jersey law which means that there is no longer a statutory limit on commission and brokerage fees paid by the Company.

4 Information requested from shareholders by the Company

The Old Articles allow the Company to require any person whom the Company knows or believes is interested in the Company’s shares to confirm that fact, to give particulars of their present or past interest in the Company’s shares and to give particulars of any other interests in those shares. The New Articles extend this authority such that, in addition to the information requirements outlined above, the Company may require the provision of such information as the Board may determine is necessary in order for the Company and its agents to be able to comply with their respective legal and regulatory obligations.

The New Articles do not change the provisions of the Old Articles relating to the failure to comply with the information requests set out above. These state that, where any person whom the Company knows or believes is interested in the Company’s shares fails to comply with such a request from the Company within 14 days of being notified, the relevant shares may no longer confer a right to attend or vote at general meetings and, depending on the size of the person’s holding, the Board may withhold payment of any dividends or other moneys payable in respect of the shares and/or decline to register a transfer of the relevant shares (if they are certificated) unless such a transfer is pursuant to an arm’s length sale. Where the information relating to such a request is subsequently supplied to the Company, any withheld moneys relating to the relevant shares shall be paid to the person so entitled.

5 Errors in voting

In accordance with usual market practice, the New Articles reflect that the Company is not obliged to check whether a proxy or corporate representative has voted in accordance with a shareholder’s instructions and, if a proxy or corporate representative fails to vote in accordance with a shareholder’s instructions, this will not affect the decision of the meeting or adjourned meeting or poll.

6 Receipt of proxies

In line with a recent change under Jersey law, the New Articles reflect that the earliest deadline which can be specified by the Board for the delivery of proxies for a general meeting is 48 hours before the time of the meeting (including or excluding non-working days at the Board’s discretion).

7 Corporate representatives

In order to reflect the position applicable to UK incorporated companies under the Companies Act 2006, the New Articles state that a body corporate can appoint more than one corporate representative in respect of a shareholding provided that each such corporate representative is appointed to exercise the powers attached to different shares.

8 Directors’ fees

In order to accommodate the appointment of new Non-Executive Directors following the anticipated completion of the announced transaction with Baxalta Inc, the New Articles increase the limit on the aggregate fees payable to Directors from £2,000,000 to £3,000,000 per annum.

9 Borrowing limit

On April 29, 2014, the limit on the aggregate principal amount outstanding in respect of monies borrowed by the Group was increased by ordinary resolution from $4,000,000,000 to $12,000,000,000. The New Articles reflect this historical amendment.

10 Overseas branch registers

In line with a change under Jersey law, the New Articles reflect that the Company is no longer restricted in respect of which members can be entered on an overseas branch register.

11 Income Access Arrangements

The New Articles make changes to the Company’s income access arrangements (the “IAS Arrangements”) in order to facilitate certain reporting obligations which have arisen as a result of recent developments in global tax law (namely, the introduction of the Foreign Account Tax Compliance Act and the Common Reporting Standard). The provisions of the New Articles are intended to facilitate the new reporting requirements and safeguard the Company, its subsidiaries and/or the income access trustee (the “IAS Trustee”), and each of their respective agents, in the event of any future changes to legal and/or regulatory requirements applicable to the IAS Arrangements, and therefore to support their ongoing operation.

In particular, the New Articles state that any election made by a shareholder to be paid dividends by a subsidiary of the Company resident for tax purposes in the United Kingdom (an “IAS Election”) shall only be deemed to have been made in relation to any dividend if the relevant shareholder: (i) provides the Company with such information as the Board may determine is necessary in order for the Company, any of its subsidiaries and/or the IAS Trustee, and each of their respective agents, to comply with any applicable legal and/or regulatory requirements relating to the payment of any amounts under the IAS Arrangements; and (ii) complies with such other terms as the Board may determine by way of written notice to the relevant shareholder or by way of publishing a written notice on a website from time to time. Furthermore, failure by a shareholder that made an IAS Election (or was deemed to have made an IAS Election) under the Old Articles to comply with (i) and (ii) above in relation to any dividend shall result in their election being deemed not to have been made in respect of that dividend (unless the Board, at its discretion, determines otherwise).

Given the above (in particular, the requirement for a shareholder, when making an IAS Election, to provide the Company with information and to comply with terms pursuant to (i) and (ii) respectively), with effect from the adoption of the New Articles, the default arrangement under the Old Articles whereby an IAS Election is deemed to have been made by a shareholder that holds 25,000, or fewer, Ordinary Shares will cease to take effect. However, the New Articles allow the Board the discretion to re-instate this arrangement, or to implement a similar arrangement (on such terms as the Board considers appropriate), in the future should the Board consider, amongst other things, it to be administratively feasible and in the best interests of shareholders generally.

The opportunity has also been taken to allow the Board a wider discretion to amend and update the terms of the IAS Arrangements in the future should the Board determine that it is necessary to do so.

12 Payment procedure

The New Articles allow the Company to make a variety of payment methods available in respect of any dividend or other money payable in cash relating to a share. The New Articles clarify that shareholders are required to provide such information to the Company as is necessary in order for it to pay dividends or other money payable in cash (and failure by the shareholder to provide such information may result in the dividend or other money payable being treated as unclaimed).

13 Scrip dividend period

In line with guidance issued by the Investment Association, the New Articles reduce, from five to three years, the maximum period for which the Company is permitted, under any single authority, to offer shareholders the right to elect to receive Ordinary Shares, credited as fully paid, instead of cash in respect of the whole (or some part) of any dividend.

14 General

As it is proposed to adopt the New Articles in order to effect the changes described above, the opportunity has been taken generally to include some clarificatory amendments in certain other parts of the New Articles.

The above description is qualified in its entirety by reference to the full text of the Company’s Articles of Association, a copy of which is filed herewith as Exhibit 3.1 and incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company has issued a press release announcing the results of the annual general meeting which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 8.01.	Other Events.

The Company has issued a press release which is attached hereto as Exhibit 99.2 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

3.1	Articles of Association of Shire plc

99.1	Press Release dated April 28, 2016

99.2	Press Release dated April 28, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHIRE PLC

By:	/s/ W R Mordan
Name: Bill Mordan
Title: Company Secretary

Dated: April 29, 2016

EXHIBIT INDEX

Number	Description
3.1	Articles of Association of Shire plc
99.1	Press Release dated April 28, 2016
99.2	Press Release dated April 28, 2016